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                       AIM VARIABLE INSURANCE FUNDS, INC.

                             AIM V.I. BALANCED FUND

                       Supplemented dated October 1, 1999
                      to the Prospectus dated May 3, 1999


The fourth paragraph under the "INVESTMENT OBJECTIVE AND STRATEGIES" section on page 1 of the prospectus is deleted and replaced with the following:

                  "In anticipation of or in response to adverse market conditions, for cash management purposes, or for defensive purposes, the fund may temporarily hold all or a portion of its assets in cash, money market instruments, shares of affiliated money market funds, bonds or other debt securities. As a result, the fund may not achieve its investment objective."


The following paragraph is inserted after the fifth paragraph under the "PRINCIPAL RISKS OF INVESTING IN THE FUND" section on page 1 of the prospectus:

                  "The fund may participate in the initial public offering
         (IPO) market. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total returns. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the fund's total returns."


The following paragraph is inserted after the fourth paragraph under the "FINANCIAL HIGHLIGHTS" section on page 4 of the prospectus:

                  "Total return information in this table may be affected by special market factors, including the fund's investments in IPOs, which may have a magnified impact on the fund due to its small asset base. There is no guarantee that, as the fund's assets grow, it will continue to experience substantially similar performance."